EXHIBIT J

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Public Auditors" in the Statement of Additional Information and to the use of our report dated December 10, 2003 in Post-Effective Amendment No. 1 to the
Registration Statement (Form N-1A No. 333-103283 and 811-21308) of the China-U.S. Growth Fund.

                                                               ERNST & YOUNG LLP

New York, New York
December 16, 2003